Share capital	6 Months Ended
Jun. 30, 2022
Disclosure Of Share Capital, Reserves And Other Equity Interest [Abstract]
Share capital

Note 13	Share capital
Redemption of Series AO Preferred Shares
On March 31, 2022, BCE redeemed its 4,600,000 issued and outstanding Cumulative Redeemable First Preferred Shares, Series AO (Series AO Preferred Shares) with a stated capital of $118 million for a total cost of $115 million. The remaining $3 million was recorded to contributed surplus.